Securities Act Registration No. 002-73468
Investment Company Act Registration No. 811-03235

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549
_________________________
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933☒

Pre-Effective Amendment No.        ☐
Post-Effective Amendment No. 31  ☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940☒

Amendment No. 32 ☒ (Check appropriate box or boxes.)
FMI COMMON STOCK FUND, INC. (Exact Name of Registrant as Specified in Charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 226-4555 (Registrant’s Telephone Number, including Area Code)

Copy to:
Ted D. Kellner	Richard L. Teigen
100 East Wisconsin Avenue, Suite 2200	Foley & Lardner LLP
Milwaukee, Wisconsin 53202	777 East Wisconsin Avenue
(Name and Address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐           immediately upon filing pursuant to paragraph (b)

☒           on January 29, 2010  pursuant to paragraph (b)

☐           60 days after filing pursuant to paragraph (a)(1)

☐           on  (date) pursuant to paragraph (a)(1)

☐           75 days after filing pursuant to paragraph (a)(2)

☐           on (date) pursuant to paragraph (a)(2), of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 31 to the Registration Statement of FMI Common Stock Fund, Inc. (the “Fund”) is being filed for purposes of updating annual financial information, responding to SEC comments and conforming the Fund’s Prospectus to the Summary Prospectus Rule as set forth in 17 CFR Parts 230, 232, 239 and 274.

PROSPECTUS	January 29, 2010

FMI
Common Stock Fund, Inc.
(Ticker Symbol: FMIMX)
__________________

FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing in small- to mid-capitalization value stocks.
__________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents
Summary Section	2
More Information About the Fund’s Principal Investment Strategies and Disclosure of Portfolio Holdings	7
Investment Objective and Strategies	7
Disclosure of Portfolio Holdings	8
Management of the Fund	8
The Fund’s Share Price	9
Purchasing Shares	9
Redeeming Shares	13
Market Timing Procedures	16
Exchanging Shares	17
Dividends, Distributions and Taxes	17
Index Description	17
Financial Highlights	19

FMI Common Stock Fund, Inc. 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202	(414) 226-4555 www.fmifunds.com

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SUMMARY SECTION

Investment Objective:  FMI Common Stock Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases...............................................	No Sales Charge
Maximum Deferred Sales Charge (Load).......................................................................	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions...............................................................................	No Sales Charge
Redemption Fee.................................................................................................................	None
Exchange Fee.....................................................................................................................	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees.............................................................................................................	1.00%
Distribution and/or Service (12b-1) Fees.......................................................................	None
Other Expenses..................................................................................................................	0.26%
Total Annual Fund Operating Expenses........................................................................	1.26%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year          3 Years          5 Years          10 Years

$128              $400              $692              $1,523

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in small- to medium-capitalization companies (companies with less than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association.  Under normal market conditions, the Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts (ADRs). The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•   A strong, defendable market niche or products and services niche that is difficult to replicate

•   A high degree of relative recurring revenue

•   Modestly priced products or services

•   Attractive return-on-investment economics (namely, where return on investment exceeds acompany’s cost of capital over a three to five year period)

•   Above-average growth or improving profitability prospects

The Fund considers valuation:

•   On both an absolute and relative to the market basis

•   Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s adviser will generally sell a portfolio security when the adviser believes:

•   The security has achieved its value potential

•   Such sale is necessary for portfolio diversification

•   Changing fundamentals signal a deteriorating value potential

•   Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

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•
Small Capitalization Companies Risk: Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk: The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.

•
Market Timing Risk: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund. The Fund's Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Russell 2000 Index.  For additional information on this index, please see “Index Description” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

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FMI Common Stock Fund
(Total return for the calendar year)

Note:  During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 21.52% (quarter ended June 30, 2009) and the lowest total return for a quarter was -19.88% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years
FMI Common Stock Fund................................................................................................
Return before taxes.......................................................................................................	33.89%	6.02%	10.15%
Return after taxes on distributions..............................................................................	33.84%	4.40%	8.60%
Return after taxes on distributions and sale of Fund shares..................................	22.08%	4.82%	8.41%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)....................	27.17%	0.51%	3.51%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Management Committee: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

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PMC Member	Title with Adviser	Years with Adviser
Ted D. Kellner	Chairman, Chief Executive Officer	30
Patrick J. English	President, Chief Investment Officer	23
John S. Brandser	Executive Vice President, Chief Operating Officer and Chief Compliance Officer	15
Andy P. Ramer	Director of Research, Research Analyst	7
Matthew J. Goetzinger	Research Analyst	5
Robert M. Helf	Research Analyst	12
Karl T. Poehls	Research Analyst	2
Daniel G. Sievers	Research Analyst	1

Purchase and Sale of Fund Shares:  You may purchase or redeem Fund shares on any business day by written request via mail (FMI Common Stock Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone 1-800-811-5311, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Effective December 31, 2009, the Fund is closed to new investors, subject to certain conditions.

Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the net asset value calculated on that day.  “Good order” means your purchase or redemption request includes the name of the Fund, the dollar amount of shares to be purchased or the amount of money or shares to be redeemed, a purchase application, if applicable, and a check payable to “FMI Common Stock Fund, Inc.”, if applicable.  If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  The U.S. and foreign governments have taken numerous steps to alleviate these market conditions.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

The Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions.  This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund’s portfolio managers are patient investors.  The Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks.

The Fund invests mainly in small- to medium-capitalization (generally, companies with less than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association. The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•   A strong, defendable market niche or products and services niche that is difficult to replicate

•   A high degree of relative recurring revenue

•   Modestly priced products or services

•   Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•   Above-average growth or improving profitability prospects

The Fund considers valuation:

•   On both an absolute and relative to the market basis

•   Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified previously on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s adviser will generally sell a portfolio security when the adviser believes:

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•   The security has achieved its value potential

•   Such sale is necessary for portfolio diversification

•   Changing fundamentals signal a deteriorating value potential

•   Other securities have a better value potential

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Fiduciary Management, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Adviser’s address is:

100 East Wisconsin Avenue,
Suite 2200
Milwaukee, WI  53202

The Adviser has been in business since 1980 and has been the Fund’s only investment adviser.  As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund.  The Adviser makes the decisions as to which securities to buy and which securities to sell.  The annual investment advisory fee the Fund pays the Adviser is equal to 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Kellner, CFA, has been employed by the Adviser in various capacities since 1980, currently serving as Chairman of the Board and Chief Executive Officer. Mr. English, CFA, has been employed by the Adviser in various capacities since 1986, currently serving as President, Chief Investment Officer and Treasurer.  Mr. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as Executive Vice President, Secretary, Chief Operating Officer and Chief Compliance Officer.  Matthew J. Goetzinger, CFA has been employed by the Adviser since July 2004 as a Research Analyst.  Robert M. Helf, CFA, has been employed by the Adviser since 1997 as a Research Analyst.  Karl T. Poehls, has been employed by the Adviser since 2008 as a Research Analyst; from August 2006 to May 2008 Mr. Poehls attended Graduate School at the University of Wisconsin, Madison; and from March 2004 to August 2006, Mr. Poehls was employed as an Investment Analyst with Smith Barney, Minneapolis, Minnesota.  Andy P. Ramer, CFA has been employed by the Adviser since 2002 as a Research Analyst and is the Director of Research.  Daniel G. Sievers has been employed by the Adviser since 2009 as a Research Analyst; from May 2008 to August 2009 Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, MA; and from September 2004 to May 2008 Mr. Sievers attended Boston College.

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The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on the weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.  If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

PURCHASING SHARES

Fund Eligible Purchases Closed to New Investors

Effective December 31, 2009, the Fund is closed to new investors. Except as indicated below, only investors of the Fund on December 31, 2009, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund. Exceptions include:

• Participants in an employee retirement plan for which the Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Fund in effect on December 31, 2009.

• Clients of a financial adviser or planner who had client assets invested in the Fund on December 31, 2009.

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• Employees, officers and directors of the Fund or the Adviser, and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

• Firms having an existing business relationship with the Adviser, whose investment the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

The Fund reserves the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

How to Purchase Shares from the Fund

1. Read this Prospectus carefully

2. Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.    New accounts
• All Accounts	$1,000

b.    Existing accounts
• Dividend reinvestment	No Minimum
• Automatic Investment Plan	$ 50
• Telephone Purchase	$1,000
• All other accounts	$ 100
____________
*  Servicing Agents may impose different minimums.

3. Complete the Purchase Application, available on our website: (www.fmifunds.com) or call U.S. Bancorp Fund Services, LLC (“USBFS”) at 1-800-811-5311, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call 1-800-811-5311.

  In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

 Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your Application.

 If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4. Make your check payable to “FMI Common Stock Fund, Inc.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

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5.      Send the application and check to:

 BY FIRST CLASS MAIL

 FMI Common Stock Fund, Inc.
 c/o U.S. Bancorp Fund Services, LLC
 P.O. Box 701
 Milwaukee, WI  53201-0701

 BY OVERNIGHT DELIVERY
 SERVICE OR
 REGISTERED MAIL

 FMI Common Stock Fund, Inc.
 c/o U.S. Bancorp Fund Services, LLC
 615 East Michigan Street, 3rd Floor
 Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund.

6.      You may purchase shares by wire transfer.

 Initial Investment by Wire – If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

 Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire Information:

You should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022

For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

For further credit to:
FMI Common Stock Fund, Inc.
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

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Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•   Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

•   Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•   Charge fees to their customers for the services they provide them.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•   Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.
•   Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Telephone Purchases
The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, USBFS. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311. Once a telephone transaction has been placed, it cannot be canceled or modified.

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If you have already opened an account, you may write to USBFS requesting this option.  The Telephone Option form is also available on our website (www.fmifunds.com).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Application for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request. The Fund will send investors a written confirmation for all purchases of shares whether or not evidenced by certificates.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•   Traditional IRA
•   Roth IRA
•   Coverdell Education Savings Account
•   SEP-IRA
•   Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.     Prepare a letter of instruction containing:

    • account number(s)

    • the amount of money or number of shares being redeemed

    • the name(s) on the account

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    •      daytime phone number

   • additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

2.      Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3.      If you hold physical certificates for your shares, they should be mailed to or deposited with USBFS and should be accompanied with a written request for redemption.  The written request should contain a signature guarantee.  Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

4.      Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

     •      When the redemption proceeds are payable or sent to any person, address or bank account not on record.

     •      As noted above, when the redemption request involves physical certificates.

     •      When the redemption request is made within 30 days after an address change.

     •       If ownership on your account is changed.

     •       When sending a written request to wire redemption proceeds (if not previously authorized on the account).

In addition to the situations described above, there are other instances, based on the circumstances relative to the particular situation, in which the Fund and/or the Fund’s transfer agent may require a signature guarantee or other acceptable signature verification.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

5.     Send the letter of instruction and certificates, if any, to:

BY FIRST CLASS MAIL

FMI Common Stock Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR REGISTERED MAIL

FMI Common Stock Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund.

 How to Redeem (Sell) Shares by Telephone

1.      The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting this option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

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2.      Shares held in individual retirement accounts may be redeemed by telephone.  You will be asked whether or not to withhold taxes from any distribution.

3.      Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.      Call USBFS at 1-800-811-5311.  Please do not call the Fund or the Adviser.  Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•   USBFS receives your written request in good order with all required information and documents as necessary.  Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•   USBFS receives your authorized telephone request in good order with all required information.

•   If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•   USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•   If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

•   USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•   Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

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Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

 •   The redemption may result in a taxable gain.

 •   Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

 •   As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

 •   If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

 •   Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

 •   Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  •   The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

 •   If your account balance falls below $1,000 because you redeem or exchange shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

  •   While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon subsequent disposition of such securities.

MARKET TIMING PROCEDURES

     Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

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The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of:

•   FMI Focus Fund
•   FMI Large Cap Fund
•   FMI Provident Trust Strategy Fund
•   First American Prime Obligations Fund

at the relative net asset values.  FMI Focus Fund, FMI Large Cap Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser offered in separate prospectuses.  Please read the other prospectuses to determine eligibility to exchange into those funds.  An affiliate of USBFS advises First American Prime Obligations Fund Class A.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.	Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully.

2.	Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to the appropriate investment minimums.

3.	Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Focus Fund, (b) FMI Large Cap Fund, (c) FMI Provident Trust Strategy Fund or (d) First American Prime Obligations Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in any of the foregoing mutual funds, or in the First American Prime Obligations Fund.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•   All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•   Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•   Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•   All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

INDEX DESCRIPTION

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

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18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

	Years Ended September 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$21.20	$26.61	$26.49	$26.58	$24.08
Income from investment operations:
Net investment income (loss)	0.05	0.08	0.08	0.09	(0.02)
Net realized and unrealized
gains (loss) on investments	0.86	(1.74)	3.08	2.79	3.73
Total from investment operations	0.91	(1.66)	3.16	2.88	3.71
Less distributions:
Distributions from net investment income	(0.06)	(0.08)	(0.07)	(0.02)	—
Distributions from net realized gains	(0.98)	(3.67)	(2.97)	(2.95)	(1.21)
Total from distributions	(1.04)	(3.75)	(3.04)	(2.97)	(1.21)
Net asset value, end of year	$21.07	$21.20	$26.61	$26.49	$26.58

TOTAL RETURN	6.04%	(7.00%)	12.81%	12.62%	16.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	872,557	411,797	492,015	462,978	440,669
Ratio of expenses
to average net assets	1.26%	1.22%	1.20%	1.21%	1.21%
Ratio of net investment income (loss)
to average net assets	0.32%	0.35%	0.30%	0.35%	(0.06%)
Portfolio turnover rate	35%	40%	50%	38%	34%

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Not part of the Prospectus

FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

      •Information we receive from you on or in applications or other forms, correspondence or conversations.

      •Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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To learn more about the FMI Common Stock Fund, you may want to read FMI Common Stock Fund’s SAI which contains additional information about the Fund.  FMI Common Stock Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about FMI Common Stock Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Common Stock Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311, or by visiting the Fund’s website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about FMI Common Stock Fund may also call the following number or write to the following address.

FMI Common Stock Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about FMI Common Stock Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about FMI Common Stock Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to FMI Common Stock Fund’s Investment Company Act File No. 811-03235 when seeking information about the Fund from the SEC.

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P R O S P E C T U S
January 29, 2010

FMI

Common Stock

Fund, Inc.

(Ticker Symbol: FMIMX)

A NO-LOAD
MUTUAL FUND

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STATEMENT OF ADDITIONAL INFORMATION	January 29, 2010

FMI COMMON STOCK FUND, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

FMI Common Stock Fund
(Ticker: FMIMX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI Common Stock Fund, Inc. dated January 29, 2010.  Requests for copies of the prospectus should be made by writing to FMI Common Stock Fund, Inc., 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202, Attention:  Corporate Secretary or by calling (414) 226-4555.  The Prospectus is also available on our website (www.fmifunds.com).

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2009, of FMI Common Stock Fund, Inc. (File No. 811-03235) as filed with the Securities and Exchange Commission on Form N-CSR on November 13, 2009:

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

FMI COMMON STOCK FUND, INC.

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No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 29, 2010 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Common Stock Fund, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

-i-

FUND HISTORY AND CLASSIFICATION

FMI Common Stock Fund, Inc. (the “Fund”), a Wisconsin corporation incorporated on July 29, 1981, is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1.  The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.  The Fund’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets.  Included within such amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange, now known as NYSE Amex Equities.

2.  The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets.

3.  The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid or not readily marketable securities will not exceed 10% of the Fund’s total assets) and will not lend its portfolio securities.

4.  The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund’s assets, taken at current value, would be invested in securities of registered closed-end investment companies.

5.  The Fund will not make investments for the purpose of exercising control or management of any company.

6.  The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund’s total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

7.  The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

8.  The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

9.  The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

10.  The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”).

11.  The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

12.  The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

13.  The Fund will not purchase or sell commodities or commodities contracts or engage in arbitrage transactions.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to bank borrowings.  If these restrictions (except for those percentage restrictions relating to bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name.  If the Fund’s Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

INVESTMENT CONSIDERATIONS

The Fund invests mainly in common stocks of small- to mid-capitalization companies traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.  However when the Fund’s investment adviser, Fiduciary Management, Inc. (the “Adviser”), believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants.  The Fund’s prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.  The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments

 The Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.  The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”).  The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.  A description of the foregoing ratings is set forth in “Description of Securities Ratings.”  Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.

The principal risks associated with investments in debt securities are interest rate risk and credit risk.  Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise.  Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations.  Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

Preferred Stocks

The Fund may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants

The Fund may invest in warrants.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Foreign Securities

The Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depository Receipts of such issuers, but will limit its investments in such securities to 30% of its net assets.  The Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments are not subject to the 30% limitation.

Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers.  Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.  Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.  Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund’s investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer.  ADRs generally are publicly traded in the United States.  ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation.  ADRs may be issued as sponsored or unsponsored programs.  In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Money Market Instruments

The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of  $100 million at the  time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor’s Corporation, or Prime-1 or Prime-2 by Moody’s, commercial paper master notes, and repurchase agreements.  These money market instruments are the types of investments the Fund may make while assuming a temporary defensive position.

The Fund may invest in commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (“NRSRO”).  Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with the Fund’s investments in commercial paper and commercial paper master notes is credit risk.

The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price.  The Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with the Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Portfolio Turnover

The Fund does not trade actively for short-term profits.  However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

Illiquid Securities

The Fund may invest up to 10% of its total assets in securities for which there is no readily available market (“illiquid securities”).  The 10% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.  The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures as described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund’s Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.  The Board of Directors or the Fund’s Chief Compliance Officer may authorize the disclosure of the Fund’s portfolio holdings prior to the public disclosure of such information.

The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund’s website as described below.  The Fund may not pay any of these rating and ranking organizations.  The disclosure of the Fund’s portfolio holdings to Fund service providers is discussed below.

There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Fund’s Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Disclosure to Fund Service Providers

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund.  In each case, the Fund’s Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.  These third party service providers are the Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s legal counsel, Foley & Lardner LLP, the Fund’s independent registered public accountants, PricewaterhouseCoopers LLP, and the Fund’s custodian, U.S. Bank, N.A.  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Website Disclosure

The complete portfolio holdings for the Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter.  In addition, top ten holdings information for the Fund is publicly available on the Fund’s website approximately 10 to 45 business days after the end of each quarter.

DIRECTORS AND OFFICERS OF THE FUND

As a Wisconsin corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors.  Certain important information with respect to each of the current directors and officers of the Fund are as follows:

Interested Directors
Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director

John S. Brandser, (1) (2) 48 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director and Vice President	Director since December 2009 (Indefinite term); Vice President since 2008 (One year term); 2 Portfolios
Mr. Brandser is Executive
Vice President, Secretary,
Chief Operating Officer and
Chief Compliance Officer of Fiduciary Management, Inc.
and, since March 1995, has
been employed by the
Adviser in various
capacities.
FMI Mutual Funds, Inc.

Patrick J. English, (2) 49 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director and Vice President	Director since 1997 (Indefinite term); Vice President since 1996 (One year term); 3 Portfolios	Mr. English is President, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and, since December 1986, has been employed by the Adviser in various capacities.	FMI Funds, Inc.

Ted D. Kellner, (2) 63 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director, President and Treasurer	Director since 1981 (Indefinite term); President and Treasurer since 1981 (One year term for each office); 3 Portfolios	Mr. Kellner is Chairman of the Board and Chief Executive Officer of Fiduciary Management, Inc. which he co-founded in 1980.	Marshall & Ilsley Corporation and FMI Funds, Inc.

____________________
(1)      Appointed Director at the December 18, 2009 Board of Directors meeting.
(2)`      Messrs. Brandser, English and Kellner are directors who are “interested persons” of the Fund as that term is defined in the 1940 Act because they are officers of the Fund and the Adviser.

Non-Interested Directors of the Fund
Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Barry K. Allen, 61 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 1996 (Indefinite term); 4 Portfolios
Mr. Allen is President of
Allen Enterprises, LLC
(Boca Grande, FL), a
private equity investments
and management
company; Senior
Advisor for Providence
Equity Partners
(Providence, RI) since
September 2007.  He was
Executive Vice President
of Qwest
Communications
International, Inc.
(Denver, CO), a global communications
company, from
September 2002 to
June 2007.
BCE, Inc. (Bell Canada Enterprise), Harley-Davidson, Inc., FMI Funds, Inc. and FMI Mutual Funds, Inc.

Robert C. Arzbaecher, 50 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2007 (Indefinite term); 4 Portfolios
Mr. Arzbaecher is
President and Chief
Executive Officer of
Actuant Corporation
(Butler, WI), a
manufacturer of a broad
range of industrial
products and systems
since August 2000, and,
since January 2002, has
been the Chairman of the
Board of Directors of
Actuant Corporation.
Actuant Corporation, CF Industries Holdings, Inc., FMI Funds, Inc., and FMI Mutual Funds, Inc.

Non-Interested Directors of the Fund (continued)

Name, Address, Age and Position(s)	Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Gordon H. Gunnlaugsson, 65 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2001 (Indefinite term); 4 Portfolios	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Funds, Inc. and FMI Mutual Funds, Inc.

Paul S. Shain, 47 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Director	Director since 2001 (Indefinite term); 4 Portfolios
Mr. Shain is President
and Chief Executive
Officer of Singlewire
Software, LLC
(Madison, WI), a
provider of IP-based
paging and emergency
notification systems.
Prior to joining
Singlewire in April
2009, Mr. Shain was
Senior Vice President of
CDW Corporation
(Vernon Hills, IL) and
Chief Executive Officer of
Berbee Information
Networks, a strategic
business unit of CDW
which CDW acquired in
2006.  Mr. Shain was
employed in various
capacities by CDW and
Berbee Information
Networks from January
2000 to October 2008.
FMI Funds, Inc. and FMI Mutual Funds, Inc.

Other Officers
Name, Address, Age and Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Officer

Kathleen M. Lauters, 57 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202 Chief Compliance Officer	Chief Compliance Officer since 2004 (at Discretion of Board)	Ms. Lauters has been the Fund’s Chief Compliance Officer since September 2004.	None

Committees

The Fund’s Board of Directors has created an audit committee whose members currently consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s auditors and financial records.  The Fund’s Board of Directors has no other committees.  The Fund’s Board of Directors met four times during the fiscal year ended September 30, 2009, and all of the directors identified above, except for Mr. Brandser, who was elected director at the December 18, 2009 Board meeting, attended each of those meetings.  The audit committee met once during the fiscal year ended September 30, 2009, and all of the members attended that meeting.

During the fiscal year ended September 30, 2009, the Fund paid a total of $29,000 in fees to directors who were not officers of the Fund.  The Fund’s standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $1,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $700.

The table below sets forth the aggregate compensation paid by the Fund to each of the directors of the Fund for the fiscal year ended September 30, 2009 and total compensation paid by the Fund and the Fund Complex to each of the directors of the Fund for the fiscal year ended September 30, 2009.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Director(1)
Interested Directors
John S. Brandser(2)	$0	$0	$0	$0
Patrick J. English	$0	$0	$0	$0
Ted D. Kellner	$0	$0	$0	$0
Donald S. Wilson(3)	$0	$0	$0	$0

Non-Interested Directors
Barry K. Allen	$6,700	$0	$0	$25,000
Robert C. Arzbaecher	$6,700	$0	$0	$25,000
George D. Dalton(4)	$2,200	$0	$0	$8,500
Gordon H. Gunnlaugsson	$6,700	$0	$0	$25,000
Paul S. Shain	$6,700	$0	$0	$25,000
_______________
(1)    The Fund (the sole portfolio of FMI Common Stock Fund, Inc.), the FMI Focus Fund and the FMI Large Cap Fund (the portfolios of FMI Funds, Inc.) and the FMI Provident Trust Strategy Fund (the sole portfolio of FMI
      Mutual Funds, Inc.) comprise a “fund complex,” as such term is defined in the 1940 Act.
(2)    Mr. Brandser was elected director at the December 18, 2009 Board meeting.
(3)   Mr. Wilson retired as director effective December 31, 2009.
(4)    Retired as director at December 2008 Board meeting.

Code of Ethics

The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund, subject to restrictions.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policies

The Fund votes proxies in accordance with the Adviser’s proxy voting policy.  In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer.  The Adviser generally votes in favor of the re-election of directors and the appointment of auditors.  The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not.  The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees.  The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated.  The Adviser generally supports management with respect to social issues (i.e. issues relating to the environment, labor, etc.)

In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE.  On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs.  If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.fmifunds.com or the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

DOLLAR RANGE OF FUND SHARES

The following table describes the dollar range of equity securities of the Fund beneficially owned by each of the current directors as of December 31, 2009, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)

Interested Directors
John S. Brandser(2)	$50,001-$100,000	Over $100,000
Patrick J. English	Over $100,000	Over $100,000
Ted D. Kellner	Over $100,000	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000
Gordon H. Gunnlaugsson	Over $100,000	Over $100,000
Paul S. Shain	$50,001-$100,000	Over $100,000
_______________

(1) The funds that comprise the “Family of Investment Companies” are the Fund, the FMI Focus Fund, the FMI Large Cap Fund, and the FMI Provident Trust Strategy Fund.
(2) Appointed director at the December 18, 2009 meeting of the Board of Directors.

PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s Common Stock who as of December 31, 2009 beneficially owned more than 5% of the then outstanding shares of the Fund.

Name and Address	Percent of Fund

Charles Schwab & Co., Inc.(1) For the Benefit of Its Customers 101 Montgomery Street San Francisco, CA 94104-4151	30.65%
National Financial Services LLC(1) For the Benefit of Its Customers 200 Liberty Street New York, NY 10281-1003	25.63%

Fidelity Investments Institutional Operations(1) CD Inc. (FIIOC) As Agent for Certain Employee Benefit Plans, 100 Magellan Way #KWIC Covington, KY 41015-1999	6.96%

(1) Owner of record only.

As of December 31, 2009, the Officers and Directors as a group owned 2.10% of the outstanding shares of the Fund.

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act.  The Fund does not control any person.

INVESTMENT ADVISER, PORTFOLIO MANAGEMENT COMMITTEE AND ADMINISTRATOR

The investment adviser to the Fund is Fiduciary Management, Inc.

Investment Adviser

The Adviser is a Wisconsin corporation and a registered investment adviser.  The Adviser is controlled by Ted D. Kellner.  The Adviser’s executive officers include Mr. Ted D. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Patrick J. English, President, Chief Investment Officer and Treasurer; Mr. John S. Brandser, Exercutive Vice President, Secretary, Chief Operating Officer and Chief Compliance Officer; and Mr. Bladen J. Burns, Senior Vice President.  The directors of the Adviser are Messrs. Kellner, English and Brandser.

Pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund’s investments, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or role of securities.  For the foregoing, the Adviser receives an annual fee of 1% of the average daily net assets of the Fund.  During the fiscal years ended September 30, 2009, 2008, and 2007, the Fund paid the Adviser fees of $5,276,115, $4,057,973 and $5,078,379, respectively.

The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the administration agreement described below including, but not limited to, the professional costs of preparing and the costs of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions.  The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed 1.3% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year.  The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  No expense reimbursement was required during the fiscal years ended September 30, 2009, 2008, and 2007.

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Management Committee

The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets (in millions) shown is as of September 30, 2009.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of PMC Member	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ted D. Kellner	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
Patrick J. English	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
John S. Brandser	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
Matthew J. Goetzinger	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
Robert M. Helf	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
Karl T. Poehls	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
Andy P. Ramer	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2
Daniel G. Sievers	2	5	628	--	--	1
	$2,363.8	$191.8	$2,679.1	$--	$--	$69.2

The portfolio managers of the Fund are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.  The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2009.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Ted D. Kellner	Salary	Adviser	Mr. Kellner’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

John S. Brandser	Salary/Bonus	Adviser
Mr. Brandser’s salary and bonus are based upon
the management fees of the Adviser.  The type of
account has no bearing upon the salary and bonus
except insofar as they affect the revenues of the
company.

Matthew J. Goetzinger	Salary/Bonus	Adviser
Mr. Goetzinger’s salary and bonus are based upon
the management fees of the Adviser.  The type of
account has no bearing upon the salary and bonus
except insofar as they affect the revenues of the
company.

Robert M. Helf	Salary/Bonus	Adviser	Mr. Helf’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Karl T. Poehls	Salary/Bonus	Adviser	Mr. Poehls’ salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Andy P. Ramer	Salary/Bonus	Adviser	Mr. Ramer’s salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Daniel G. Sievers	Salary/Bonus	Adviser	Mr. Sievers’ salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

Name of PMC Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies*
Ted D. Kellner	Over $1,000,000	Over $1,000,000
Patrick J. English	Over $1,000,000	Over $1,000,000
John S. Brandser	$100,001-$500,000	$500,001-$1,000,000
Matthew J. Goetzinger	$100,001-$500,000	$500,001-$1,000,000
Robert M. Helf	$100,001-$500,000	$500,001-$1,000,000
Karl T. Poehls	$10,001-$50,000	$50,001-$100,000
Andy P. Ramer	$100,001-$500,000	$500,001-$1,000,000
Daniel G. Sievers	None	None
* The funds that compromise the “Family of Investment Companies” are the Fund, the FMI Focus Fund, the FMI Large Cap Fund, and the FMI Provident Trust Strategy Fund.

Administrator

Before October 1, 2009, the Adviser served as administrator to the Fund under a prior administration agreement.  The mutual fund administration and accounting servicing division of the Adviser was acquired by USBFS on October 1, 2009 and effective October 1, 2009, USBFS serves as administrator to the Fund.  In connection with its duties as administrator, USBFS prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, USBFS will receive an annual fee of 0.10% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.05% on the average daily net assets of the Fund in excess of $30,000,000.

During the fiscal years ended September 30, 2009, 2008, and 2007, the Fund paid the Adviser fees of $278,805, $217,899, and $268,918, respectively, pursuant to the prior administration agreement.

Term of Agreements and Liability

The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund’s shareholders, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

The administration agreement will remain in effect for a period of three years.  Subsequent to the initial three-year term, this agreement may be terminated by either the Fund or USBFS upon giving 90 days prior written notice and authorized or approved by the Board of Directors.

The Advisory Agreement and the administration agreement provide that neither the Adviser nor USBFS shall be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement and the administration agreement also provide that the Adviser, USBFS and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The Fund’s net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.

In determining the net asset value of the Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

Any securities for which there are no readily available market quotations will be valued at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

DISTRIBUTION OF SHARES

The Fund is a no-load fund and as such offers its shares directly to the public.  Additionally the Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Fund as an investment alternative in the programs they offer or administer.

AUTOMATIC INVESTMENT PLAN

Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Fund’s Automatic Investment Plan.  If such day is a weekend or holiday, such purchase shall be made on the next business day.  There is no service fee for participating in this Plan.  To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application.  Additional application forms may be obtained by calling the Fund’s office at (414) 226-4555.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.  If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date.  The transfer agent is unable to debit mutual fund or “pass through” accounts.  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging.  Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions.  Dollar cost averaging does not insure a profit nor protect against a loss.

REDEMPTION OF SHARES

The right to redeem shares of the Fund will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

EXCHANGE PRIVILEGE

Investors may exchange shares of the Fund for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value.  Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms including a prospectus for the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Fund or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

SYSTEMATIC WITHDRAWAL PLAN

The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals.  To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her Fund shares with the Fund and appoints it as his agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account.  To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form.  The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans.  An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application.  Additional application forms may be obtained by calling the Fund at (414) 226-4555.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value.  Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day.  When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Fund on shares held in such account reinvested into additional Fund shares at net asset value.  This election can be made at the time of application or can be changed at any time.  The shareholder may deposit additional shares in his or her account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date.  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS, the Fund’s transfer agent.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.  Brokerage commissions paid by the Fund during the fiscal years ended September 30, 2009, 2008, and 2007 totaled $825,388 on total transactions of $675,206,440; $386,231 on total transactions of $386,494,015 and $687,618 on total transactions of $509,152,044, respectively.  Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2009, all of brokerage commissions were paid to brokers who provided research services to the Adviser other than brokerage commissions of $476,693 on transactions having a total value of $523,261,048.

CUSTODIAN

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.  USBFS, an affiliate of U.S. Bank, N.A., acts as the Fund’s administrator, transfer agent and dividend disbursing agent.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

TAXES

The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

The Fund has so qualified in each of its fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year.  Dividends from net investment income, including short-term capital gains, are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares.  Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund.  A portion of the Fund’s income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund’s dividends paid deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

 Redemption of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending on the holding period.  However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security or other tax identification number.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor.  Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Fund has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act:  (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

The Fund’s bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Fund’s authorized capital consists of an indefinite number of shares of Common Stock.  Shareholders are entitled:  (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares are redeemable and are freely transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law.  Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing.  Where certificates are not issued, the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of Common Stock.  Any shareholder may deliver certificates to USBFS and direct that his account be credited with the shares.  A shareholder may direct USBFS at any time to issue a certificate for his shares of Common Stock without charge.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP currently serves as the independent registered public accounting firm for the Fund.  PricewaterhouseCoopers LLP has served as the Fund’s independent registered public accounting firm since the fiscal year ended September 30, 1989.  As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

DESCRIPTION OF SECURITIES RATINGS

Corporate Long-Term Debt Ratings

The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s, or “BBB-” or better by Standard & Poor’s.  The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

—	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation; and

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity,  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

“AAA”  This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

“AA”  Debt rated “AA” also qualifies as a high-quality fixed income security.  The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

“A”  An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

“BBB”  An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-”rating.

“B” - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-”rating.

“CCC” - Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC” - Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C” - Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI” - The rating “CI” is reserved for income bonds on which no interest is being paid.

“D” - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Modifiers

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Debt Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Investment Grade

“Aaa”  Bonds which are rated “Aaa” are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”  Bonds which are “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”  Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”  Bonds which are rated “Baa” are considered as medium grade obligations; (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Speculative Grade

“Ba”  Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

“B”  Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”  Bonds which are rated “Caa” are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”  Bonds which are rated “Ca” represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C”  Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Commercial Paper Ratings

The Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

PART C

(FMI Common Stock Fund, Inc.)

OTHER INFORMATION

Item 28.	Exhibits

(a)(i)	Registrant’s Articles of Incorporation, as amended. (2)

(a)(ii)	Articles of Amendment. (3)

(b)	By-Laws. (1)

(c)	None.

(d)	Investment Advisory Agreement. (4)

(e)	None.

(f)	None.

(g)(i)	Custody Agreement. (5)

(g)(ii)	Amendment to Custody Agreement dated December 21, 2007 – filed herewith.

(h)(i)	Fund Administration Servicing Agreement – filed herewith.

(h)(ii)	Transfer Agent Servicing Agreement. (6)

(h)(iii)	Amendment to Transfer Agent Servicing Agreement dated December 21, 2007 – filed herwith.

(h)(iv)	Addendum to the Transfer Agent Servicing Agreement dated June 18, 2009 – filed herewith.

(h)(v)	Fund Accounting Servicing Agreement – filed herewith.

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	None.

(l)	Subscription Agreement. (2)

(m)	None.

(n)	None.

p)(i)	Code of Ethics of Registrant.(7)

(p)(ii)	Code of Ethics of Fiduciary Management, Inc. – filed herewith.

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on January 29, 1997 and incorporated by reference thereto.

(2)	Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 28, 1998 and incorporated by reference thereto.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2002 and incorporated by reference thereto.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on January 30, 2003 and incorporated by reference thereto.

(5)	Previously filed as an exhibit to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2004 and incorporated by reference thereto.

(6)	Previously filed as an exhibit to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 30, 2007 and incorporated by reference thereto.

(7)	Previously filed as an exhibit to Post-effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed on January 30, 2009 and incorporated by reference thereto.

Item 29.	Persons Controlled by or under Common Control with Registrant

  Registrant is not controlled by any person.  Registrant neither controls any person nor is any person under common control with Registrant.

Item 30.	Indemnification

          Pursuant to the authority of the Wisconsin Business Corporation Law, Registrant’s Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

Article VII

INDEMNIFICATION

7.01  Provision of Indemnification.  The corporation shall indemnify all of its corporate representatives against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Wisconsin Business Corporation Law.

7.02  Determination of Right to Indemnification.  In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if a determination that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in Section 7.01.  Such determination shall be made:  (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

7.03  Allowance of Expenses.  Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Sections 180.0853 or 180.0856 of the Wisconsin Business Corporation Law upon receipt of an undertaking by or on behalf of the corporate representative, secured by a surety bond or other similar insurance paid for by such corporate representative, to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law.

7.04  Additional Rights to Indemnification.  The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

7.05  Insurance.  This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law, provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith, or reckless disregard of the duties and obligations involved in the conduct of his or her office.

7.06  Definitions.  “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was or is threatened to be made a party to a proceeding described herein.

In reference to Article VII, Section 7.01 of the By-laws, Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a corporate representative was successful on the merits or otherwise in the defense of a proceeding, and (b) if the corporate representative was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following:  (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the corporate representative has a material conflict of interest; (2) a violation of criminal law, unless the corporate representative had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the corporate representative derived an improper personal profit; or (4) willful misconduct.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.	Principal Underwriters

Registrant has no principal underwriters.

Item 33.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of (a) the Registrant’s investment adviser, Fiduciary Management, Inc., at its corporate offices, 225 East Mason Street, Suite 300, Milwaukee, Wisconsin 53202; and (b) the Registrant’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC, at its corporate offices, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34.	Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings

Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 25th day of January, 2010.

FMI COMMON STOCK FUND, INC.
(Registrant)

By:      /s/ Ted D. Kellner
Ted D. Kellner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ Ted D. Kellner Ted D. Kellner	Principal Executive, Financial and Accounting Officer and Director	January 25, 2010
/s/ Barry K. Allen Barry K. Allen	Director	January 23, 2010
/s/ Robert C. Arzbaecher Robert C. Arzbaecher	Director	January 26, 2010
/s/Patrick J. English Patrick J. English	Director	January 25, 2010
/s/ Gordon H. Gunnlaugsson Gordon H. Gunnlaugsson	Director	January 25, 2010
/s/ Paul S. Shain Paul S. Shain	Director	January 26, 2010
/s/ John S. Brandser John S. Brandser	Director	January 25, 2010

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(g)(ii)	Amendment to Custody Agreement dated December 21, 2007

(h)(i)	Fund Administration Servicing Agreement

(h)(iii)	Amendment to Transfer Agent Servicing Agreement dated December 21, 2007

(h)(iv)	Addendum to the Transfer Agent Servicing Agreement dated June 18, 2009

(h)(v)	Fund Accounting Servicing Agreement

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant

(j)	Consent of Independent Registered Public Accounting Firm

(p)(ii)	Code of Ethics of Fiduciary Management, Inc.